UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2020

Automatic Data Processing, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-5397	22-1467904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One ADP Boulevard, Roseland, New Jersey	07068
(Address of principal executive offices)	(Zip Code)

(973) 974-5000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value (voting)	ADP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of the Stockholders was held on November 11, 2020. There were present at the meeting, either in person or by proxy, holders of 377,203,192 shares of common stock. The final tabulation of the voting results for the election of directors and other proposals is set forth below.

Proposal 1 – Election of Directors

The following nominees were elected to the Company’s Board of Directors for the ensuing year. The votes cast for each nominee were as follows:

Nominee	For	Against	Abstained	Broker Non-Votes
Peter Bisson	324,841,239	715,505	572,943	51,073,505
Richard T. Clark	322,952,247	2,586,019	591,421	51,073,505
Linnie M. Haynesworth	324,932,674	533,793	643,220	51,073,505
John P. Jones	320,960,539	4,573,598	595,550	51,073,505
Francine S. Katsoudas	324,892,000	687,402	550,285	51,073,505
Nazzic S. Keene	324,884,574	645,235	599,878	51,073,505
Thomas J. Lynch	303,813,267	21,728,677	587,743	51,073,505
Scott F. Powers	324,049,590	1,392,339	687,758	51,073,505
William J. Ready	322,078,789	3,443,586	607,312	51,073,505
Carlos A. Rodriguez	324,901,145	668,713	559,829	51,073,505
Sandra S. Wijnberg	324,398,334	1,163,686	567,667	51,073,505

Proposal 2 – Advisory Vote on Company’s Executive Compensation

The proposal to approve, on an advisory basis, executive compensation of our Named Executive Officers was approved based upon the following vote:

For	Against	Abstained	Broker Non-Votes
293,539,961	31,244,915	1,344,811	51,073,505

Proposal 3 - Ratify the Appointment of the Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year that began on July 1, 2020 was approved based on the following vote:

For	Against	Abstained
360,363,229	15,367,545	1,472,418

Proposal 4 – Stockholder Proposal to Prepare a Report on Employee Representation on the Board of Directors

The stockholder proposal to prepare a report on employee representation on the Board of Directors was not approved based upon the following vote:

For	Against	Abstained	Broker Non-Votes
22,398,709	301,510,121	2,220,857	51,073,505

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOMATIC DATA PROCESSING, INC.
(Registrant)

Date: November 17, 2020	By:	/s/ Michael A. Bonarti
		Name:	Michael A. Bonarti
		Title:	Vice President